Exhibit 10.1

MISSOURI BASIN POWER PROJECT

* * *

LARAMIE RIVER ELECTRIC GENERATING STATION

AND

TRANSMISSION SYSTEM

PARTICIPATION AGREEMENT

AMENDMENT NO. 12

This Amendment No. 12 (“Amendment”), dated as of September 20,  2018,  by and between BASIN ELECTRIC POWER COOPERATIVE, a North Dakota corporation (“Basin Electric”); TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC., a Colorado corporation (“Tri-State”); CITY OF LINCOLN, NEBRASKA, a Nebraska municipal corporation operating the Lincoln Electric System (“L.E.S.”); HEARTLAND CONSUMERS POWER DISTRICT, a political subdivision of the State of South Dakota (“Heartland”); WYOMING MUNICIPAL POWER AGENCY, a public corporation of the State of Wyoming (“Wyoming Municipal”); and WESTERN MINNESOTA MUNICIPAL POWER AGENCY, a municipal corporation and political subdivision of the State of Minnesota (“Western Minnesota”), all of whom may be collectively referred to as the “Parties” and individually referred to as “Party.”  Capitalized terms used herein without definition shall have the respective meanings set forth in the Participation Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parties have entered into a document entitled “Missouri Basin Power Project * * * Laramie River Electric Generating Station and Transmission System Participation Agreement,” executed on various dates during the months of November and December, 1975, taking effect as of May 25, 1977, and amended from time to time (the “Participation Agreement”); and

WHEREAS, the Parties wish to amend the Participation Agreement to reflect the transfer of all of Heartland’s 3.00% Entitlement Share to Tri-State, the assignment of all of Heartland’s interest in the Participation Agreement to Tri-State, and to remove Heartland as a party to the Participation Agreement.

WHEREAS,  in addition, the Parties wish to make certain other amendments to the Participation Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.AMENDMENTS TO PARTICIPATION AGREEMENT:

1.1Section 4.8 of the Participation Agreement shall be amended in its entirety to read as follows:

“4.8 ENTITLEMENT SHARE: The percentage of undivided ownership of each Participant in the Project as follows:

A. Basin Electric = 42.27 percent

B. Tri-State = 27.13 percent

C. L.E.S. = 12.76 percent

D. Western Minnesota = 16.47 percent

E. Wyoming Municipal = 1.37 percent”

Without further amendment or change, all Project Agreements shall be construed and the terms thereof applied in a manner consistent with the foregoing change of Parties and Entitlement Shares.

1.2Section 6.8 of the Participation Agreement shall be amended in its entirety to read as follows:

6.8 Any action or determination of the Engineering and Operating Committee, the Audit Committee and the Management Committee shall require a vote of four (4) out of the five (5) Participants, acting through their respective representatives, provided that such four (4) Participants own more than fifty (50) percent of the Entitlement Shares.

1.3Section 30 of the Participation Agreement shall be amended in its entirety to read as follows:

“30.1This Agreement shall become effective only when it has been duly executed and delivered on behalf of all of the Participants and approved by all regulatory agencies which have jurisdiction. This Agreement shall continue in full force and effect until December 31, 2042.

30.2Upon termination of this Agreement, the facilities comprising the Project shall be disposed of in a manner to be mutually agreed upon by the Participants and in accordance with the applicable federal, state and local laws, ordinances and regulations. This section shall remain in effect after the termination or expiration of the Project Agreements and until the disposal of the facilities comprising the Project is complete.

30.3If and to the extent that any of the options, rights and privileges granted under this Agreement, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Agreement, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of the Amendment No. 12 to this Agreement, of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H. W. Bush, William J. Clinton, George W. Bush, and Barack H. Obama, or (ii) in the event that Wyo. Stat. Ann. § 34-1-139 applies to the exercise of such options, rights and privileges, the period provided under such statute, or (b) the specific applicable period of time expressed in this Agreement, whichever of (a) and (b) is shorter.”

1.4Section C-2 of Exhibit C of the Participation Agreement is amended to delete the words “Heartland Consumers Power District” in each instance that it appears.

2.RULE AGAINST PERPETUITIES: Each Party acknowledges and agrees that, in connection with amending Section 30 of the Participation Agreement as provided in this Amendment, for purposes of complying with the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, any options, rights and privileges in the Participation Agreement, including Sections 16, 17 and 31, are hereby re-granted by the execution of this Amendment.  Therefore, the creation of such options, rights and privileges in the Participation Agreement is as of Effective Date.

3.WAIVER AND CONSENT:  With respect to the transfer, assignment and sale of Heartland’s 3.00% Entitlement Share to Tri-State and the assignment of all of Heartland’s interest in the Project Agreements to Tri-State (collectively, the “Heartland Transaction”), each Party, individually, hereby (a) recognizes and consents to the Heartland Transaction, (b) knowingly, freely, and definitively agrees, without any conditions, that the Heartland Transaction has been accomplished in accordance with the Participation Agreement, including, but not limited to, Section 16 of the Participation Agreement, and (c) knowingly, freely, and definitively waives, without any conditions, any and all rights it might have under Section 16 of the Participation Agreement related to the Heartland Transaction, including, but not limited to, any notices or Right of First Refusal. Each Party, individually, acknowledges and recognizes that certain other transactions or agreements have or may occur between various Parties related to the Heartland Transaction, and each Party agrees that its consent and waiver with respect to the Heartland Transaction as set forth in the preceding sentence is not conditioned upon any such other transactions or agreements.  This waiver and consent does not in any way alter or amend any other transactions or agreements between various Parties, except as expressly agreed by such Parties, nor does it waive any rights or obligations under the Project Agreements, except as expressly agreed by the Parties.

4.HEARTLAND NO LONGER A PARTY:

4.1As of the Effective Date, Heartland shall no longer be a party to the Participation Agreement or any other Project Agreement.

4.2The following parts and sections of the Participation Agreement are also revised or deleted as appropriate to remove any reference to Heartland: the cover page, Sections 1, 2.5, and 32.1.

5.MUTUAL REPRESENTATIONS AND WARRANTIES:  As of the date first written above,  Each Party represents and warrants to the other Parties that (i) it possesses full power and authority to enter into and perform this Amendment; (ii) the execution, delivery and performance of this Amendment by it have been duly authorized by it; (iii) the execution, delivery and performance of this Amendment by it does not require the consent or approval of, filing with, nor notice to any other person, which if not obtained would prevent it from performing its obligations hereunder; and (iv)  the execution, delivery and performance of this Amendment by it shall not violate any federal, state or municipal laws, rules or regulations applicable to it.

6.EFFECTIVE DATE: This Amendment became retroactively effective on July 1, 2018 (“Effective Date”).  As Basin Electric and Tri-State are no longer borrowers from the Rural Utilities Service, no approval by the Administrator of the Rural Utilities Service is required.

IN WITNESS HEREOF, the Parties have caused this Amendment No. 12 to be executed and delivered as of the date first written above.

( S E A L )BASIN ELECTRIC POWER COOPERATIVE

By:  /s/ Paul M. Sukut

Title:  General Manager and CEO

ATTEST:

/s/ Mark D. Foss

Title:  Assistant Secretary

CORPORATE ACKNOWLEDGMENT

STATE OF NORTH DAKOTA)

) ss.

COUNTY OF BURLEIGH)

On the 12 day of September, 2018, before me personally appeared Paul M. Sukut, to me personally known, who, having been by me first duly sworn, did say that he is the General Manager and CEO of Basin Electric Power Cooperative, the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Paul M. Sukut acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ Michelle Wiedrich

Notary Public

My Commission Expires:

August 6, 2021

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

( S E A L )WESTERN MINNESOTA MUNICIPAL

POWER AGENCY

By: /s/ Thomas J Heller

Title:  Assistant Secretary & Assistant Treasurer

ATTEST:

/s/ Merlin Sawyer

Title:  Assistant Secretary

ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA)

) ss.

COUNTY OF LINCOLN)

On the 14 day of September, 2018, before me personally appeared Tom Heller to me personally known, who, having been by me first duly sworn, did say that he is the Assistant Secretary & Assistant Treasurer of Western Minnesota Municipal Power Agency, the agency described in and which executed the foregoing instrument; that the seal affixed to said instrument is the seal of said agency; and that said instrument was signed and sealed on behalf of said agency by authority of its board of directors; and said Tom Heller acknowledged said instrument to be the free act and deed of said agency.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ Geraldyne Shumaker

Notary Public

My Commission Expires:

September 30, 2022

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

( S E A L )WYOMING MUNICIPAL POWER AGENCY

By: /s/ Rosemary K Henry

Title:  Executive Director

ATTEST:

/s/ Zane Logan

Title:  Chairman

ACKNOWLEDGMENT

STATE OF WYOMING)

) ss.

COUNTY OF NIOBRARA)

On the 20 day of September, 2018, before me personally appeared Rosemary K Henry, to me personally known, who, having been by me first duly sworn, did say that he is the Executive Director of Wyoming Municipal Power Agency, the corporation described in and which executed the foregoing instrument; that the ~~seal affixed~~ to said instrument was signed ~~and sealed~~ in behalf of said corporation by authority of its board of directors; and said Rosemary K Henry acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ M Luana Govin

Notary Public

My Commission Expires:

May 16, 2022

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

( S E A L )HEARTLAND CONSUMERS POWER DISTRICT

By: /s/  Russell Olson

Title:  Chief Executive Officer

ATTEST:

/s/ Katlyn Hahn

Title:  Administrative Assistant

ACKNOWLEDGMENT

STATE OF SOUTH DAKOTA)

) ss.

COUNTY OF LAKE)

On the 10 day of September, 2018, before me personally appeared Russell Olson,  Chief Executive Officer of Heartland Consumers Power District, known to me or satisfactorily proven to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ Katlyn Hahn

Notary Public

My Commission Expires:

September 14, 2022

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

( S E A L )CITY OF LINCOLN, NEBRASKA

By:  /s/ Kevin G Wailes

Title:  Administrator & Chief Executive Officer

         Lincoln Electric System

ATTEST:

/s/ Lacy Stockdale

Title:  Assistant Secretary

ACKNOWLEDGMENT

STATE OF NEBRASKA)

) ss.

COUNTY OF LANCASTER)

On the 10 day of September, 2018, before me personally appeared Kevin G Wailes, to me personally known, who, having been by me first duly sworn, did say that he is the Administrator & Chief Executive Officer of Lincoln Electric System, which executed the foregoing instrument; and that said instrument was signed in behalf of said Lincoln Electric System by authority of its Administrative Board; and said Kevin G Wailes acknowledged said instrument to be the free act and deed of said Lincoln Electric System.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ Brenda Austin

Notary Public

My Commission Expires:

January 27, 2019

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement

( S E A L )TRI-STATE GENERATION AND

TRANSMISSION ASSOCIATION, INC.

By: /s/ Micheal S. McInnes

Title:  Chief Executive Officer

ACKNOWLEDGMENT

STATE OF COLORADO)

) ss.

COUNTY OF ADAMS)

On the 10th day of September, 2018, before me personally appeared Micheal S. McInnes, to me personally known, who, having been by me first duly sworn, did say that he is the Chief Executive Officer of Tri-State Generation and Transmission Association, Inc., the corporation described in and which executed the foregoing instrument; that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Micheal S. McInnes acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal on the day and year in this certificate first above written.

( S E A L )

/s/ Pamela Lee Schroder

Notary Public

My Commission Expires:

April 4, 2022

Signature Page to Amendment No. 12 to Laramie River Electric Generating Station and Transmission System Participation Agreement